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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                                 Amendment No. 2

        Date of Report (Date of earliest event reported): August 25, 1999

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                             WARRANTECH CORPORATION
             (Exact name of registrant as specified in its charter)

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Delaware                             0-13084                         13-3178732
(State or other juris-       (Commission File Number)              (IRS Employer
diction of incorporation)                                    Identification No.)


300 Atlantic Street, Stamford, CT                                          06901
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (203) 975-1100

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Item 7. Financial Statements and Exhibits.

     Exhibit 16. Letter from Ernst & Young LLP dated September 13, 1999.

     Exhibit 99-1. Letter from Weinick Sanders Leventhal & Co., LLP, dated August 11, 1999, concerning the Registrant's revenue recognition policy.

     Exhibit  99-2.  Warrantech 's summary of the Audit  Adjustments  for Fiscal
1999.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WARRANTECH CORPORATION



Date:  September 14, 1999                  By: s/Joel A. San Antonio
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                                           Name: Joel A. San Antonio
                                           Title:  President



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                                  Exhibit Index



Exhibit No.                                                                 Page
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Exhibit 16        Letter from Ernst & Young dated September 13, 1999.        16

Exhibit 99-1      Letter from Weinick Sanders Leventhal & Co., LLP,
                  dated August 11, 1999, concerning the Registrant's         18
                  revenue recognition policy.

Exhibit 99-2      Warrantech's summary of the Audit Adjustments for
                  Fiscal 1999.                                               20